Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report of Union Pacific Corporation (the Corporation) on Form 10-Q for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John J. Koraleski, Chairman, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:  /s/ John J. Koraleski

John J. Koraleski

Chairman, President and

Chief Executive Officer

Union Pacific Corporation

October 23, 2014

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report of Union Pacific Corporation (the Corporation) on Form 10-Q for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert M. Knight, Jr., Executive Vice President - Finance and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:  /s/ Robert M. Knight, Jr.

Robert M. Knight, Jr.

Executive Vice President - Finance and

Chief Financial Officer

Union Pacific Corporation

October 23, 2014

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.